UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2007

IGNIS PETROLEUM GROUP, INC.

(Exact name of registrant in its charter)

NEVADA	000-50929	16-1728419
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

100 Crescent Court, 7th Floor

Dallas, Texas 75201

(Address of principal executive offices)

(214) 459-8188

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

ITEM 5.02

Departure of Directors or Principal Officers, Election of Directors, Appointment of Principal

Officers.

On March 14, 2007, the board of directors of Ignis Petroleum Group, Inc. (the "Company") unanimously elected Mr. Geoffrey Lowndes Evett to serve as Chairman of the Board of Directors of the Company. Attached as Exhibit 99.1 is a copy of the Company's press release dated March 14, 2006, announcing the election of Mr. Evett as Chairman of the Board.

ITEM 9.01	Financial Statements and Exhibits.

(c)	Exhibits.
Exhibit Number	Description
99.1 *	Press Release dated March 14, 2007.
* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
IGNIS PETROLEUM GROUP, INC.
Date: March 19, 2007
	By:	/s/ Shawn L. Clift
Shawn L. Clift
Chief Financial Officer

L:\Southlake\Clients\Ignis Petroleum (IGN01)\2007 SEC Matters (98848)\8-K\Form 8-K re Evett-v1-CHsbc(3-14-07).doc